                                        EX-99.B(h)wrassacomp

                    WADDELL & REED ADVISORS FUNDS, INC.

                                 EXHIBIT B
                               COMPENSATION

Class A Shares-Accumulative Fund and Science and Technology Fund (each a
"Fund")

An amount payable on the first day of each month of $1.5292 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class A Shares-Bond Fund ("Fund")

An amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class A Shares-Core Investment Fund ("Fund")

An amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class B Shares-Accumulative Fund and Science and Technology Fund (each a
"Fund")

An amount payable on the first day of each month of $1.5292 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class B Shares-Bond Fund ("Fund")

An amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class B Shares-Core Investment Fund ("Fund")

An amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class C Shares-Accumulative Fund and Science and Technology Fund (each a
"Fund")

An amount payable on the first day of each month of $1.5292 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class C Shares-Bond Fund ("Fund")

An amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class C Shares-Core Investment Fund ("Fund")

An amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

Class Y Shares-all Funds

An amount payable on the first day of each month equal to 1/12 of .15 of 1%
of the average daily net assets of the Class for the preceding month.

Effective December 1, 2001